UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2012

ERHC ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-17325	88-0218499
State of Incorporation	Commission File Number	IRS Employer I.D. Number

5444 Westheimer Road, Suite 1440, Houston, Texas 77056
Address of principal executive offices

Registrant’s telephone number:  (713) 626-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the previously announced rights offering of the Company of non-transferable subscription rights to holders of record to purchase up to 246,486,285 shares of the Company’s common stock, the Company is filing items included as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits in the Company’s Registration Statement on Form S-3 (Registration No. 333-168012), to which the prospectus supplement dated December 27, 2012, relating to the rights offering, is a part.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Name of Document

Exhibit 4.1	Form of ERHC Energy Inc. Shareholder Subscription Rights Agreement

Exhibit 5.1	Opinion of Warner & Associates, PLLC, regarding the validity of the common stock being offered and sold to holders of subscription rights

Exhibit 23.1	Consent of Malone Bailey, LLP, Independent Registered Public Accounting Firm

Exhibit 23.2	Consent of Warner & Associates, PLLC (included as part of Exhibit 5.1)

Exhibit 99.1	Instructions as to Use of ERHC Energy Inc. Shareholder Subscription Rights Agreement

Exhibit 99.2	Form of Notice of Guaranteed Delivery for ERHC Energy Inc. Shareholder Subscription Rights Agreement

Exhibit 99.3	Form of Letter to Shareholders who are Record Holders

Exhibit 99.4	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

Exhibit 99.5	Form of Letter to Clients of Nominee Holders

Exhibit 99.6	Form of Nominee Holder Certification

Exhibit 99.7	Form of Beneficial Owner Election Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2012	ERHC ENERGY INC.

	By:	/s/ Peter C. Ntephe
Name: Peter C. Ntephe
Title: Chief Executive Officer

Exhibit Index

Exhibit	Name of Document

Exhibit 4.1	Form of ERHC Energy Inc. Shareholder Subscription Rights Agreement

Exhibit 5.1	Opinion of Warner & Associates, PLLC, regarding the validity of the common stock being offered and sold to holders of subscription rights

Exhibit 23.1	Consent of Malone Bailey, LLP, Independent Registered Public Accounting Firm

Exhibit 23.2	Consent of Warner & Associates, PLLC (included as part of Exhibit 5.1)

Exhibit 99.1	Instructions as to Use of ERHC Energy Inc. Shareholder Subscription Rights Agreement

Exhibit 99.2	Form of Notice of Guaranteed Delivery for ERHC Energy Inc. Shareholder Subscription Rights Agreement

Exhibit 99.3	Form of Letter to Shareholders who are Record Holders

Exhibit 99.4	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

Exhibit 99.5	Form of Letter to Clients of Nominee Holders

Exhibit 99.6	Form of Nominee Holder Certification

Exhibit 99.7	Form of Beneficial Owner Election Form